                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   --------

                                  FORM 8-K/A
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                   --------

     Date of Report (date of earliest event reported):  December 30, 1997

                                   --------

                            SFORZA ENTERPRISES INC.
            (Exact name of registrant as specified in its charter)

                                   --------

           FLORIDA                      000-23251               65-0705377
(State or other jurisdiction )   (Commission File Number)    (I.R.S. Employer
      of incorporation                                      Identification No.)

                       490 EAST PALMETTO ROAD, SUITE 110
                           BOCA RATON, FLORIDA 33432
                   (Address of principal executive offices)

      Registrant's telephone number, including area code:  (561) 392-0611

                                   --------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On December 30, 1997, Sforza Enterprises Inc. (the "Company" or "Sforza") acquired a fifty-one percent (51%) equity interest in each of four limited partnerships, each of which owns (or will own) a Max's Grille Restaurant located in South Florida. Contemporaneously with these transactions, each partnership entered into a license agreement with Unique Restaurant Concepts, Inc. for the right to use the name "Max's Grille" and the right to use the Max's Grille Restaurant concept. Further, each limited partnership has entered into a management agreement with Unique Restaurant Concepts, Inc., setting forth the terms and conditions for the operation and management of the four restaurants. The foregoing transactions are those contemplated by the Company and previously disclosed in the definitive prospectus dated November 13, 1997 and contained in the Company's Registration Statement filed on Form 424(B)(4) (as amended) with the Securities and Exchange Commission on November 17, 1997 (the "Registration Statement").

ITEM 7.  FINANCIAL STATEMENTS.

     (a) The following financial statements and pro forma financial information concerning the Company are provided in accordance with the instruction to this Item.

          On December 30, 1997, the Company acquired 51% limited partnership interests in each of four limited partnerships for an aggregate of $3,000,000 pursuant to a Partnership Interest Subscription Agreement. Each of the limited partnerships operates or is planned to operate Max's Grille Restaurants at a separate location in South Florida.

          Max's Beach Grill, Ltd., one of the limited partnerships, began operating its Max's Grille Restaurant in May 1997. The Max's Grille Restaurants to be operated by the other three limited partnerships are expected to open during 1998. The Company's investment in Max's Beach Grill, Ltd. was $936,000 and its investments in the other three limited partnerships aggregated $2,064,000.

          The audited financial statements for Max's Beach Grill, Ltd. as of December 31, 1997 and for the year then ended are submitted herewith as Attachment 7(a).

     (b)  Pro Forma financial information is submitted herewith as Attachment
          7(b).

     (c)  Exhibits:

           2.1 Partnership Interest Subscription Agreement (incorporated by reference to Exhibit 2.1 on Form 8-K filed with the Securities and Exchange Commission on January 14, 1998, File
                No. 000-33251).

          10.1 Unique Brickell, Ltd. Amended and Restated Limited Partnership Agreement (incorporated by reference to Exhibit 10.1 on Form 8-K filed with the Securities and Exchange Commission on January 14, 1998, File No. 000-33251).

          10.2 Unique Weston, Ltd. Amended and Restated Limited Partnership Agreement (incorporated by reference to Exhibit 10.2 on Form 8-K filed with the Securities and Exchange Commission on January 14, 1998, File No. 000-33251).

          10.3 Unique TBA, Ltd. Amended and Restated Limited Partnership Agreement (incorporated by reference to Exhibit 10.3 on Form 8-K filed with the Securities and Exchange Commission on January 14, 1998, File No. 000-33251).

          10.4 Max's Beach Grille, Ltd. Amended and Restated Limited Partnership Agreement (incorporated by reference to Exhibit 10.4 on Form 8-K filed with the Securities and Exchange Commission on January 14, 1998, File No. 000-33251).

          10.5 License Agreement by and between Unique Restaurant Concepts, Inc. and Unique Brickell, Ltd. (incorporated by reference to
                Exhibit 10.5 on Form 8-K filed with the Securities and Exchange Commission on January 14, 1998, File No. 000-33251).

          10.6 License Agreement by and between Unique Restaurant Concepts, Inc. and Unique Weston, Ltd. (incorporated by reference to
                Exhibit 10.6 on Form 8-K filed with the Securities and Exchange Commission on January 14, 1998, File No. 000-33251).

          10.7 License Agreement by and between Unique Restaurant Concepts, Inc. and Unique TBA, Ltd. (incorporated by reference to Exhibit
                10.7 on Form 8-K filed with the Securities and Exchange Commission on January 14, 1998, File No. 000-33251).

          10.8 License Agreement by and between Unique Restaurant Concepts, Inc. and Max's Beach Grille, Ltd. (incorporated by reference to
                Exhibit 10.8 on Form 8-K filed with the Securities and Exchange Commission on January 14, 1998, File No. 000-33251).

          10.9 Management Agreement by and among Unique Restaurant Concepts, Inc., Max's Beach Grille, Ltd., Unique Brickell, Ltd., Unique Weston, Ltd. and Unique TBA, Ltd. (incorporated by reference to
                Exhibit 10.9 on Form 8-K filed with the Securities and Exchange Commission on January 14, 1998, File No. 000-33251).

          99.1 Press Release of the Company dated January 8, 1998 (incorporated by reference to Exhibit 99.1 on Form 8-K filed with the Securities and Exchange Commission on January 14, 1998, File
                No. 000-33251).

                                                                 ATTACHMENT 7(A)

                            MAX'S BEACH GRILL, LTD.

                    REPORT ON AUDIT OF FINANCIAL STATEMENTS
                     FOR THE YEAR ENDED DECEMBER 31, 1997



                               TABLE OF CONTENTS



                                                                          Page #
                                                                          ------


Report of independent accountants                                            4

Financial statements:

  Balance sheet                                                              5

  Statement of operations                                                    6

  Statement of cash flows                                                    7

Notes to financial statements                                              8-12

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Partners
Max's Beach Grill, Ltd.

We have audited the accompanying balance sheet of Max's Beach Grill, Ltd. (a limited partnership) as of December 31, 1997, and the related statements of operations and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Max's Beach Grill, Ltd. as of December 31, 1997, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.


                              TEMPLETON & COMPANY, P.A.

Royal Palm Beach, Florida
March 10, 1998

                            MAX'S BEACH GRILL, LTD.

                                 BALANCE SHEET
                               DECEMBER 31, 1997


                                    ASSETS

Current assets:
  Cash and cash equivalents                                          $   76,906
  Receivables                                                             8,790
  Inventories                                                            39,737
  Other current assets                                                  120,147
                                                                     ----------

      Total current assets                                              245,580

Property and equipment, net                                             881,090

Other assets                                                             44,967
                                                                     ----------

        Total assets                                                 $1,171,637
                                                                     ==========

                        LIABILITIES AND PARTNERS' EQUITY

Current liabilities:
  Accounts payable                                                   $  101,210
  Accrued expenses                                                      122,772
  Due to affiliate                                                       40,000
  Current portion of obligation
    under capital leases                                                 42,170
                                                                     ----------

      Total current liabilities                                         306,152

Obligation under capital leases, net                                    200,292
                                                                     ----------

      Total liabilities                                                 506,444

Partners' equity                                                        665,193
                                                                     ----------

        Total liabilities and partners' equity                       $1,171,637
                                                                     ==========


See accompanying notes.

                            MAX'S BEACH GRILL, LTD.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

Net sales                                                            $2,197,604
                                                                     ----------

Cost and expenses:
  Cost of sales                                                       1,152,891
  Operating expenses                                                  1,251,942
  Depreciation and amortization                                          78,790
  Interest expense, net                                                  63,280
                                                                     ----------

    Total cost and expenses                                           2,546,903
                                                                     ----------

Loss before other income                                               (349,299)

Other income, net                                                           530
                                                                     ----------

      Net loss                                                       $ (348,769)
                                                                     ==========


See accompanying notes.

                            MAX'S BEACH GRILL, LTD.

                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

Cash flows from operating activities:
  Net loss                                                           $ (348,769)
  Adjustments to reconcile net (loss to net cash
    used in operating activities:
      Depreciation and amortization                                      78,790
      Increase in receivables                                            (8,690)
      Increase in inventories                                           (39,737)
      Increase in other current assets                                  (84,262)
      Increase in accounts payable                                       36,660
      Increase in accrued expenses                                      122,772
                                                                     ----------

Net cash used in operating
  activities                                                           (243,236)
                                                                     ----------

Cash flows from investing activities:
  Purchase of property and equipment                                   (567,379)
  Increase in other assets                                              (49,954)
                                                                     ----------

Net cash used in investing activities                                  (617,333)
                                                                     ----------

Cash flows from financing activities:
  Proceeds from partnership interest
    subscribed and capital contributions                              1,013,862
  Borrowings from affiliate                                              40,000
  Proceeds from bank loan                                               700,000
  Repayment of bank loan                                               (700,000)
  Repayment of note payable                                            (250,000)
  Principal payments on obligation
    under capital leases                                                (26,545)
                                                                     ----------

Net cash provided by financing activities                               777,317
                                                                     ----------

Net decrease in cash and cash equivalents                               (83,252)

Cash and cash equivalents, beginning of
  year                                                                  160,158
                                                                     ----------

Cash and cash equivalents, end of year                               $   76,906
                                                                     ==========


See accompanying notes.

                            MAX'S BEACH GRILL, LTD.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Max's Beach Grill, Ltd. (the Partnership) operates Max's Beach Grill, an up-scale restaurant located on the beach in Fort Lauderdale, Florida, which opened for business on April 29, 1997. Accordingly, the accompanying financial statements present results of operations from the inception of operations.

The Partnership was formed as a Florida limited partnership and is governed by an agreement of limited partnership. Such agreement vests the overall management and control of all aspects of the business and affairs of the Partnership exclusively in the general partner. The Partnership will terminate upon the occurrence of certain specified events or on January 31, 2027.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting policies used in preparing the accompanying financial statements follows:

   Cash Equivalents
   ----------------

   For purposes of the statement of cash flows, the Partnership considers all temporary cash investments with maturities of three months or less, when purchased, to be cash equivalents.

   Inventories
   -----------

   Inventories consist of various food and beverage items which are stated at the lower of cost or market using the first-in, first-out method.

   Restaurant Start-up Costs
   -------------------------

   The Partnership defers certain restaurant start-up costs associated with the opening of new restaurants (included in other current assets) and amortizes such costs ratably over twelve months.

   Property and Equipment
   ----------------------

   Property and equipment is stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets, which range from three to ten years. Leasehold improvements are amortized using the straight-line method over the estimated useful lives of the improvements or the term of the lease, whichever is shorter. Equipment leased under capital leases is amortized over the lives of the respective leases.

                            MAX'S BEACH GRILL, LTD.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

   Organization Costs
   ------------------

   Organization costs (included in other assets) are amortized by the straight-line method over five years.

   Income Taxes
   ------------

   Federal income taxes are not payable by, or provided for, the Partnership. Partners are taxed on their proportionate share of the Partnership's taxable income or loss.

   Management Estimates
   --------------------

   Preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following at December 31, 1997:

   Operating properties:
     Leasehold improvements                                  $525,838
     Equipment leased under capital
       equipment leases                                       269,007
     Furniture and fixtures                                   137,830
     China, glassware and silver                               22,218
                                                             --------
                                                              954,893
   Less accumulated depreciation and
     amortization                                             (73,803)
                                                             --------

                                                             $881,090
                                                             ========

Depreciation and amortization of property and equipment totaled $73,803 for the year ended December 31, 1997.

The Partnership capitalizes interest on qualifying expenditures in accordance with Statement of Financial Accounting Standards Number 34. Total interest incurred and capitalized for the year ended December 31, 1997 are presented as follows:

   Interest incurred                                         $ 80,653
   Interest capitalized                                        17,373
                                                             --------

     Interest expense, net                                   $ 63,280
                                                             ========

                            MAX'S BEACH GRILL, LTD.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED


NOTE 4 - DESCRIPTION OF LEASING ARRANGEMENTS

The Partnership operates primarily in facilities leased from an entity owned by a third party. The lease has specified monthly payments over a ten-year term and requires the Partnership to pay specified percentages of sales in excess of certain levels as additional rent. During 1997, the landlord contributed $450,000 toward the construction of leasehold improvements which was recorded as a reduction of property and equipment. The Partnership also leases certain equipment under various operating leases.

In addition, the Partnership leases certain equipment from an unrelated party under capital leases. The balance sheet at December 31, 1997 includes the following regarding equipment leased under capital lease:

    Equipment leased under capital leases                       $ 269,007
    Accumulated amortization                                      (25,620)
                                                                ---------

                                                                $ 243,387
                                                                =========

Minimum annual rentals for leases in effect at December 31, 1997 follow:

                                  Equipment
    Year Ending                 Under Capital                  Operating
    December 31,                    Leases                       Leases
    ------------                -------------                  ----------
        1998                      $  80,491                    $  282,973
        1999                         80,491                       293,976
        2000                         80,491                       301,772
        2001                         80,491                       301,616
        2002                         21,445                       301,616
     Thereafter                           -                     1,181,329
                                  ---------                    ----------

    Total minimum rentals           343,409                    $2,663,282
                                                               ==========
    Less interest portion          (100,947)
                                  ---------

    Present value of net
      minimum rentals             $ 242,462
                                  =========

Total rent expense under operating leases for the year ended December 31, 1997 amounted to $279,687, including $3,724 in contingent rentals.

                            MAX'S BEACH GRILL, LTD.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED


NOTE 5 - RELATED PARTY TRANSACTIONS

   Management Agreement
   --------------------

   Unique Restaurant Concepts, Inc. (URCI) provides management and accounting services to the Partnership pursuant to a management agreement dated December 30, 1997. Prior to such date, URCI managed the Partnership pursuant to an informal arrangement. Certain of URCI's principals are also principals in entities which hold ownership interests in the Partnership.

   Under the informal arrangement, the Partnership was charged management fees based on 3% of gross revenue which approximated $66,400 during 1997. In addition, URCI charged the Partnership for certain common office and administrative expenses aggregating $41,329 for 1997. Accrued expenses at December 31, 1997 includes a balance of $9,577 due to URCI.

   Under the new management agreement, URCI was delegated the general partner's powers and authority to manage the Partnership's business and affairs (see
   Note 1). The new agreement requires a base management fee equal to 1.5% of gross revenue with an additional amount payable to URCI of up to 2.5% of gross revenue for reimbursement of certain direct and common expenses.

   Construction Services
   ---------------------

   The Partnership contracted the construction of leasehold improvements for its restaurant from an entity controlled by a principal of certain entities which hold ownership interests in the Partnership. Payments to the entity during 1997 for construction services performed totaled $958,465 (see Note 4).

   Due to Affiliate
   ----------------

   The amount due to affiliate at December 31, 1997 results from short-term cash borrowings for working capital purposes. Such advances are uncollateralized, non-interest bearing and payable upon demand. The Partnership also has an account payable to an affiliated entity of $14,352 as of December 31, 1997.

                            MAX'S BEACH GRILL, LTD.

NOTE 6 - CHANGES IN PARTNERS' EQUITY

The changes in partners' equity for the year ended December 31, 1997 are presented as follows:

          Balance, January 1, 1997                $     100
          Additional capital
            contributions                            77,862
          Partnership interest
            subscribed                              936,000
          Net loss for 1997                        (348,769)
                                                  ---------

          Balance, December 31, 1997              $ 665,193
                                                  =========

NOTE 7 - SUPPLEMENTAL STATEMENT OF CASH FLOWS INFORMATION

Supplemental statement of cash flows information for the year ended December 31, 1997 follows:

    Non-cash investing and financing
      activities:
        Equipment recorded under capital
          leases                                            $269,007
                                                            ========

    Cash payments for:
      Interest                                              $ 80,653
                                                            ========

                                                                 ATTACHMENT 7(B)


                        PRO FORMA FINANCIAL INFORMATION



The following unaudited pro forma consolidated balance sheet information presents the Company's unaudited consolidated condensed balance sheet at September 30, 1997, as adjusted; a pro forma adjustment to reflect the investments in the limited partnerships assuming the acquisition had occurred on September 30, 1997; and the pro forma unaudited consolidated condensed balance sheet at September 30, 1997.


                               September 30,                    September 30,
                                  1997, as        Pro Forma         1997,
                                Adjusted(1)     Adjustment(2)     Pro Forma
                              ----------------  --------------  -------------
       ASSETS

Current assets:
  Cash and cash
    equivalents                  $3,653,722     $(3,000,000)       $  653,722
  Other current assets              256,962               -           256,962
                                 ----------     -----------        ----------

    Total current assets          3,910,684      (3,000,000)          910,684

Investments in
  unconsolidated
  affiliates                              -       3,000,000         3,000,000
Property and equipment,
  net                               895,597               -           895,597
Other assets, net                   283,033               -           283,033
                                 ----------     -----------        ----------

      Total assets               $5,089,314     $         -        $5,089,314
                                 ==========     ===========        ==========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable                $  132,126    $     -    $  132,126
  Other current
    liabilities                      134,651          -       134,651
                                  ----------    -------    ----------

    Total current
      liabilities                    266,777          -       266,777

Long-term obligations                 53,882          -        53,882
Deferred income taxes                  7,515          -         7,515
                                  ----------    -------    ----------

    Total liabilities                328,174          -       328,174

Common shareholders'
  equity                           4,761,140          -     4,761,140
                                  ----------    -------    ----------

      Total liabilities
        and shareholders'
        equity                    $5,089,314    $     -    $5,089,314
                                  ==========    =======    ==========

(1) As adjusted to give effect to the following transactions set forth in the Company's Registration Statement:

     (i)    the sale of 650,000 units pursuant to the Registration Statement,
     (ii) the conversion of 80,000 Series A Preferred Shares into 40,000 shares of the Company's common stock,
     (iii) the redemption of 80,000 shares of the Company's Series A Preferred Shares, and
     (iv)   the repayment of a $125,000 note payable.

(2) The proforma adjustment reflects the Company's aggregate investment in the limited partnerships, assuming the acquisition had occurred on September 30, 1997, using the equity method of accounting.

The following unaudited pro forma condensed income statement information for the nine months ended September 30, 1997 presents the Company's unaudited consolidated condensed statement of operations for the nine months ended September 30, 1997; a pro forma adjustment to reflect the Company's equity in the unaudited combined loss of Max's Beach Grill, Ltd. and the other three non-operating limited partnerships for the nine months ended September 30, 1997; and the pro forma unaudited consolidated condensed statement of operations for the nine months ended September 30, 1997.

                                 Nine Months Ended September 30, 1997
                              ------------------------------------------
                                                Pro Forma
                              Historical(1)   Adjustment(2)   Pro Forma
                              -------------   -------------  -----------

Net sales                      $3,439,127        $      -     $3,439,127
                               ----------        --------     ----------

Cost and expenses:
  Cost of sales                 1,973,898               -      1,973,898
  Operating expenses            1,610,793               -      1,610,793
  Interest expense, net            30,873               -         30,873
                               ----------        --------     ----------

    Total cost and
      expenses                  3,615,564               -      3,615,564
                               ----------        --------     ----------

Operating loss                   (176,437)              -       (176,437)

Other income (expense):
  Compensatory earnings
    charge for stock
    options granted              (206,250)              -       (206,250)
  Equity in loss of
    unconsolidated
    affiliate                           -         (92,983)       (92,983)
  Other, net                       (9,509)              -         (9,509)
                               ----------        ---------     ----------

Loss before income
  taxes                          (392,196)        (92,983)      (485,179)
Income tax benefit                (60,000)              -        (60,000)
                               ----------        --------     ----------

Net loss                       $ (332,196)       $(92,983)    $ (425,179)
                               ==========        ========     ==========

Net loss per common share(3):
  Primary                      $     (.32)                    $     (.41)
                               ==========                     ==========
  Fully diluted                $     (.32)                    $     (.41)
                               ==========                     ==========

(1) The historical unaudited consolidated condensed statement of operations was derived from the Company's unaudited consolidated statement of operations for the nine months ended September 30, 1997 included in the Registration Statement.

(2) The pro forma adjustment reflects the Company's proportionate share of the loss of Max's Beach Grill, Ltd. assuming the acquisition had occurred on January 1, 1997. Certain interest expense incurred by Max's Beach Grill, Ltd. was eliminated and investment interest on assumed funds held for the three Max's Grille Restaurants which were in the planning stages during 1997 was added based on the Company's assumed investments. The Max's Grille Restaurant owned by Max's Beach Grill, Ltd. began operating in May 1997; therefore, the equity in loss was attributable to approximately five months of operating results.

(3) The computations of primary and fully diluted net loss per common share are explained in the Company's Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 SFORZA ENTERPRISES INC.
                                 (Registrant)



Date: March 13, 1998             By:  /s/ Gerald J. Visconti, Jr.
                                     ---------------------------------
                                     Gerald J. Visconti, Jr.
                                     Vice President, Chief Financial Officer,
                                     Treasurer and Secretary